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                                                                     EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, file no. 33-14696, file no. 33-27365, file no. 33-40952, file no. 33-42008 and file no. 33-64749.

ARTHUR ANDERSEN LLP
Atlanta, Georgia
March 18, 1998